UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2019, Daniel J. Taggart, Executive Vice President and Chief Credit Risk Officer of Regional Management Corp. (the “Company”), tendered his resignation from each of his positions with the Company, with the effective date of such resignation anticipated to be in the first quarter of 2020. Mr. Taggart will remain in his current role to ensure a smooth transition to his successor. The Company is conducting a search for its next Chief Credit Risk Officer and has retained an executive search firm to assist in the process.

When effective, Mr. Taggart’s resignation will constitute a voluntary termination pursuant to Section 2.7(c) of his Employment Agreement, entered into as of August 30, 2017, between Mr. Taggart and the Company (the “Employment Agreement”), the material terms of which have been previously disclosed. The Company and Mr. Taggart have agreed that the provisions of the Employment Agreement providing for potential severance payments and other benefits in the event of a termination of employment by Mr. Taggart for good reason, termination by the Company without cause, or termination by the Company due to disability will continue through December 31, 2019, but that the appointment of a successor Chief Credit Risk Officer will not constitute a termination for good reason, a termination without cause, or an involuntary termination under the terms of the Employment Agreement or any applicable cash or equity incentive plans or award agreements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Regional Management Corp. on September 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: September 4, 2019	By:	/s/ Robert W. Beck
Robert W. Beck
Executive Vice President and Chief Financial Officer

3